Exhibit XII

 Analytical report as at June 30, 2020 | 1  SEC report as at June 30, 2020  Financial Statements filed with the U.S. Securities and Exchange Commission

 2 | Analytical report as at June 30, 2020    Unaudited Condensed Semi-Annual Financial Statements as at June 30, 2020 - SEC Filing

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2020 UNDER IFRS (in EUR '000)

ASSETS		30.06.2020 (Unaudited)		31.12.2019
1. Cash in hand, balances with central banks and post office banks		885 503		947 155
2. Treasury bills and other bills eligible for refinancing with central banks		39 068 518		34 569 333
3. Loans and advances to credit institutions				
a) repayable on demand	623 090		544 317	
b) other loans and advances	56 024 771		53 854 954	
c) loans	109 766 991		111 858 695	
d) impairment on loans and advances, net of reversals	- 542 574		- 159 046	
		165 872 278		166 098 920
4. Loans and advances to customers				
a) other loans and advances	446 576		964 239	
b) loans	346 192 400		339 352 049	
c) impairment on loans and advances, net of reversals	- 1 132 745		- 597 140	
		345 506 231		339 719 148
5. Debt securities including fixed-income securities				
a) issued by public bodies	7 001 568		3 921 585	
b) issued by other borrowers	9 339 426		8 598 121	
		16 340 994		12 519 706
6. Shares and other variable-yield securities		11 976 530		11 599 562
7. Derivative assets		58 331 905		49 788 848
8. Property, furniture and equipment		387 860		403 863
9. Intangible assets		30 396		25 655
10. Other assets		155 334		82 267
11. Subscribed capital and reserves, called but not paid		1 606 269		0
12. Prepayments		226 977		261 206
TOTAL ASSETS		640 388 795		616 015 663

LIABILITIES AND EQUITY		30.06.2020 (Unaudited)		31.12.2019
1. Amounts owed to credit institutions				
a) repayable on demand	5 598 561		6 284 469	
b) with agreed maturity or periods of notice	969 805		1 184 732	
		6 568 366		7 469 201
2. Amounts owed to customers				
a) repayable on demand	1 729 367		1 594 508	
b) with agreed maturity or periods of notice	21 003		15 540	
		1 750 370		1 610 048
3. Debts evidenced by certificates				
a) debt securities in issue	497 667 618		476 380 419	
b) others	13 912 120		16 946 697	
		511 579 738		493 327 116
4. Derivative liabilities		38 454 532		32 525 648
5. Other liabilities		5 672 233		2 098 163
6. Deferred income		394 560		373 072
7. Provisions				
a) pension plans and health insurance scheme	8 415 681		7 892 289	
b) provisions for guarantees issued and commitments	199 851		74 091	
		8 615 532		7 966 380
TOTAL LIABILITIES		573 035 331		545 369 628
8. Capital				
a) subscribed	248 795 607		243 284 155	
b) uncalled	- 226 604 892		- 221 585 020	
		22 190 715		21 699 135
9. Consolidated reserves				
a) reserve fund	24 328 415		24 328 415	
b) additional reserves	7 355 851		8 000 597	
c) fair value reserve	712 358		712 446	
d) special activities reserve	11 736 896		10 777 675	
e) general loan reserve	2 135 891		2 170 177	
		46 269 411		45 989 310
10. Profit/Loss for the financial period/year		- 1 106 662		2 957 590
Total equity attributable to the equity holders of the Bank		67 353 464		70 646 035
TOTAL EQUITY		67 353 464		70 646 035
TOTAL LIABILITIES AND EQUITY		640 388 795		616 015 663

Analytical report as at **June 30, 2020** | 3

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2020 UNDER IFRS
(in EUR '000)

			H1 2020 (Unaudited)		H1 2019 (Unaudited)		2019
1.	**Interest and similar income**		14 987 690		14 541 527		24 469 730
2.	**Interest expense and similar charges**		- 13 504 745		- 13 050 075		- 21 550 415
3.	**Income from shares and other variable-yield securities**		121 815		148 721		278 533
4.	**Fee and commission income**		208 914		249 274		440 593
5.	**Fee and commission expense**		- 138 918		- 103 293		- 252 282
6.	**Result on financial operations**		- 1 029 727		- 390 292		701 493
7.	**Other operating income**		1 025		300		5 925
8.	**Change in impairment on loans and advances and provisions for guarantees, net of reversals**		- 1 073 994		53 722		95 472
9.	**Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals**		- 49 507		9 242		- 1 193
10.	**General administrative expenses**						
	a) staff costs	- 515 094		- 449 681		- 899 305	
	b) other administrative expenses	- 76 717		- 86 992		- 247 821	
			- 591 811		- 536 673		- 1 147 126
11.	**Depreciation and amortisation: property, furniture and equipment and intangible assets**						
	a) property, furniture and equipment	- 31 527		- 31 190		- 67 543	
	b) intangible assets	- 5 877		- 4 854		- 15 597	
			- 37 404		- 36 044		- 83 140
12.	**Profit/Loss for the financial period/year**		- 1 106 662		886 409		2 957 590
	Attributable to:						
	Non-controlling interests		0		0		0
	Equity holders of the Bank		- 1 106 662		886 409		2 957 590

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2020 UNDER IFRS
(in EUR '000)

	H1 2020 (Unaudited)	H1 2019 (Unaudited)	2019
Profit/Loss for the financial period/year	- 1 106 662	886 409	2 957 590
Other comprehensive income/loss			
Items that will never be reclassified to the profit or loss:			
Remeasurements of defined benefit liability	- 280 580	- 1 100 023	- 1 736 097
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve	111 040	- 92 282	- 215 857
Net gains / losses on investment in equity instruments designated at FVOCI	46 816	3 360	3 163
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 157 944	83 002	153 190
Total other comprehensive income/loss	- 280 668	- 1 105 943	- 1 795 601
Total comprehensive income/loss	- 1 387 330	- 219 534	1 161 989
Attributable to:			
Non-controlling interests	0	0	0
Equity holders of the Bank	- 1 387 330	- 219 534	1 161 989

4 | Analytical report as at **June 30, 2020**

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR ‘000)

For the half year ended June 30, 2020	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the year/period before appropriation	Total	Total consolidated equity
Balance at January 1, 2019	**243 284 155**	**- 221 585 020**	**24 328 415**	**6 964 454**	**771 949**	**9 626 707**	**2 736 047**	**3 360 347**	**69 487 054**	**69 487 054**
Comprehensive income										
Profit for the financial year	0	0	0	0	0	0	0	2 957 590	2 957 590	2 957 590
Other comprehensive income	0	0	0	- 1 736 097	- 59 504	0	0	0	- 1 795 601	- 1 795 601
Total comprehensive income	**0**	**0**	**0**	**- 1 736 097**	**- 59 504**	**0**	**0**	**2 957 590**	**1 161 989**	**1 161 989**
Appropriation of prior year's result	**0**	**0**	**0**	**2 775 249**	**0**	**1 150 968**	**- 565 870**	**- 3 360 347**	**0**	**0**
Other	0	0	0	- 3 009	1	0	0	0	- 3 008	- 3 008
Transactions with owners of the Group										
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	0
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
Balance at December 31, 2019	**243 284 155**	**- 221 585 020**	**24 328 415**	**8 000 597**	**712 446**	**10 777 675**	**2 170 177**	**2 957 590**	**70 646 035**	**70 646 035**
Comprehensive income										
Loss for the financial period	0	0	0	0	0	0	0	- 1 106 662	- 1 106 662	- 1 106 662
Other comprehensive income	0	0	0	- 280 580	- 88	0	0	0	- 280 668	- 280 668
Total comprehensive income	**0**	**0**	**0**	**- 280 580**	**- 88**	**0**	**0**	**- 1 106 662**	**- 1 387 330**	**- 1 387 330**
Appropriation of prior year's result	**0**	**0**	**0**	**2 032 655**	**0**	**959 221**	**- 34 286**	**- 2 957 590**	**0**	**0**
Other	0	0	0	- 7 834	0	0	0	0	- 7 834	- 7 834
Transactions with owners of the Group										
Capital to be paid to the UK as from February 1, 2020	- 39 195 022	35 699 118	0	0	0	0	0	0	- 3 495 904	- 3 495 904
Symmetrical Capital increase as of March 1, 2020	39 195 022	- 35 699 118	0	- 3 495 904	0	0	0	0	0	0
Capital increase for Poland and Romania as of March 1, 2020	5 511 452	- 5 019 872	0	1 106 917	0	0	0	0	1 598 497	1 598 497
Total transactions with owners of the Group	**5 511 452**	**- 5 019 872**	**0**	**- 2 388 987**	**0**	**0**	**0**	**0**	**- 1 897 407**	**- 1 897 407**
Balance at June 30, 2020 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 328 415**	**7 355 851**	**712 358**	**11 736 896**	**2 135 891**	**- 1 106 662**	**67 353 464**	**67 353 464**

Analytical report as at **June 30, 2020** | 5

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2020 UNDER IFRS (in EUR '000)

	H1 2020 (Unaudited)	H1 2019 (Unaudited)	2019
A. Cash flows from operating activities :			
Profit/Loss for the financial period/year	**- 1 106 662**	**886 409**	**2 957 590**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	1 073 994	- 33 516	- 95 472
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	37 404	36 044	83 870
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	49 507	- 9 242	1 193
Change in fair value adjustment of debt securities	74 366	- 111 180	- 135 173
IFRS adjustments on loans and associated swaps	- 7 794	59 591	- 2 233
IFRS adjustments on borrowings and associated swaps	163 540	- 179 545	- 129 812
IFRS adjustments on other derivatives	616 326	- 705 649	579 069
Net interest income	- 1 482 945	- 1 491 452	- 2 919 315
Effect of exchange rate changes	- 2 269 264	1 517 587	- 1 615
Profit/Loss on operating activities	**- 2 851 528**	**- 30 953**	**338 102**
Disbursements of loans and advances to credit institutions and customers	- 25 599 345	- 19 118 212	- 43 583 030
Repayments of loans and advances to credit institutions and customers	22 661 642	19 494 118	46 502 444
Change in deposits with central banks	- 15 507	64 078	30 808
Change in treasury portfolios	- 3 218 965	5 988 640	5 387 180
Change in amounts owed to credit institutions and customers	- 761 203	3 405 065	3 064 416
Change in provisions for pension plans and health insurance scheme	262 759	295 588	550 344
Change in provisions for guarantees issued and commitments	15 070	- 7 364	- 10 199
Change in interest accrued on cash and cash equivalents	18 521	32 273	22 554
Change in other assets and other liabilities	25 138	- 15 668	188 761
Interest received	14 797 168	14 086 690	22 872 120
Interest paid	- 10 513 278	- 10 494 212	- 20 379 662
Net cash used from/(used in) operating activities	**- 5 179 528**	**13 700 043**	**14 983 838**
B. Cash flows from investing activities:			
Securities in Long Term Hedge Portfolio purchased during the period/year	0	- 720 000	- 720 000
Securities from Long Term Hedge Portfolio matured during the period/year	61 000	65 000	139 600
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 2 154 823	- 1 573 620	- 3 889 925
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 525 979	1 822 838	3 830 869
Additions on shares and other variable-yield securities	- 556 213	- 1 244 302	- 2 350 011
Reflows on shares and other variable-yield securities	227 278	469 551	680 031
Purchase of property, furniture and equipment and intangible assets	- 19 655	- 12 512	- 37 999
Disposal of property, furniture and equipment and intangible assets	0	661	0
Net cash used from/(used in) investing activities	**83 566**	**- 1 192 384**	**- 2 347 435**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	108 253 751	79 372 788	141 610 413
Redemption of debts evidenced by certificates	- 93 783 728	- 90 600 448	- 152 891 158
Purchase of EIF shares	- 13 267	0	0
Sale of EIF shares	1 760	0	2 201
Dividend paid to non-controlling interests	0	- 4 331	- 4 331
Payments of lease liabilities	- 20 039	- 18 672	- 39 150
Net cash used from/(used in) financing activities	**14 438 477**	**- 11 250 663**	**- 11 322 025**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial year	**60 235 368**	**58 342 332**	**58 342 332**
Net cash used from/(used in):			
Operating activities	- 5 179 528	13 700 043	14 983 838
Investing activities	83 566	- 1 192 384	- 2 347 435
Financing activities	14 438 477	- 11 250 663	- 11 322 025
Effect of exchange rate changes on cash held	- 290 868	262 730	578 658
Cash and cash equivalents at end of financial period/year	**69 287 015**	**59 862 058**	**60 235 368**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	759 006	31	836 165
Money market securities maturing within three months	16 617 382	10 476 459	10 817 964
Loans and advances to credit institutions and customers:			
Repayable on demand	623 090	1 019 035	544 317
Other loans and advances	51 287 537	48 366 533	48 036 922
	69 287 015	**59 862 058**	**60 235 368**

(in EUR'000)	2019	Cash flows	Non-cash changes			H1 2020 (Unaudited)
			Exchange adjustments	Fair value adjustment and accrued interest on financial liabilities	Other changes	
Long-term borrowings	482 229 122	9 468 591	- 4 877 359	8 668 383	0	495 488 737
Lease liabilities	156 512	- 20 039	754	207	6 487	143 921
Short-term borrowings	11 097 994	5 001 431	- 8 424	0	0	16 091 001
Total liabilities from financing activities	**493 483 628**	**14 449 983**	**- 4 885 029**	**8 668 590**	**6 487**	**511 723 659**

6 | Analytical report as at June 30, 2020

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2020 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2020 is not necessarily indicative of the results that may be expected for the year ending December 31, 2020.

The audited consolidated financial statements as at and for the year ended December 31, 2019 were prepared in accordance with International Financial Reporting Standards ("IFRS") as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2020 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the year ended December 31, 2019.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2020	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	109 766 991	346 192 400	455 959 391
- Undisbursed portion	28 442 372	72 649 204	101 091 576
Aggregate loans granted	138 209 363	418 841 604	557 050 967

Analysis of aggregate loans granted (before provisions) as at December 31, 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	111 858 695	339 352 049	451 210 744
- Undisbursed portion	29 652 661	82 918 317	112 570 978
Aggregate loans granted	141 511 356	422 270 366	563 781 722

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

While it is difficult at this stage to quantify the ultimate impact of the economic effects of the COVID-19 pandemic on the Group, the increases observed on the Expected Credit Losses ("ECL") as at June 30, 2020, as described below, are primarily driven by the update of the inputs used in the Group's IFRS 9 ECL model, notably the latest relevant macro-economic forecasts and the rating migration.

Analytical report as at June 30, 2020 | 7

Impairment on disbursed loans and advances (in million EUR)						
	30.06.2020			31.12.2019		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	308	400	708	14	49	63
Stage 2	132	369	501	69	162	231
Stage 3	92	364	456	72	386	458
Total	**532**	**1 133**	**1 665**	**155**	**597**	**752**

Impairment on undisbursed loans and advances (in million EUR)						
	30.06.2020			31.12.2019		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	56	47	103	3	6	9
Stage 2	51	33	84	41	12	53
Stage 3	1	0	1	0	0	0
Total	**108**	**80**	**188**	**44**	**18**	**62**

8 | Analytical report as at **June 30, 2020**

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2020 (UNAUDITED)	AVERAGE RATE (*) 30.06.2020 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2019	AVERAGE RATE (*) 31.12.2019
EUR	251 955 980	1.52	2020/2057	242 241 423	1.73
USD	119 765 930	1.86	2020/2058	111 884 458	2.20
GBP	40 184 622	2.51	2020/2054	45 613 342	2.61
AUD	9 744 506	3.78	2020/2042	9 947 726	3.77
SEK	7 237 870	1.90	2020/2040	5 873 569	2.28
CHF	5 229 368	2.08	2020/2036	5 430 993	2.09
PLN	5 219 928	2.46	2021/2029	4 994 362	2.48
NOK	4 931 727	1.75	2020/2037	5 739 674	1.98
CAD	4 313 443	2.20	2020/2045	5 313 621	2.02
JPY	2 621 807	1.14	2020/2053	3 282 503	1.12
ZAR	2 272 034	8.17	2020/2032	2 774 494	8.16
TRY	1 862 548	10.01	2020/2027	2 266 647	8.76
MXN	1 336 975	6.14	2020/2027	1 887 353	5.66
DKK	781 493	0.71	2024/2031	525 216	0.82
CZK	330 153	2.02	2021/2034	347 462	2.45
NZD	324 939	2.40	2020/2023	388 435	2.49
CNY	290 335	2.50	2022/2023	230 164	2.80
HUF	252 959	1.02	2020/2021	272 895	0.22
RUB	156 976	6.21	2020/2022	164 388	6.16
HKD	92 179	2.19	2021/2021	105 175	2.14
RON	0	-	-	37 633	2.87
Fair value adjustment on borrowings	52 673 966			44 005 583	
TOTAL	**511 579 738**			**493 327 116**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2020 and EUR 500m in 2019). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2020, the Bank holds 59.11% of the EIF's subscribed capital (58.53% as at December 31, 2019).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 442,238.01 per share as at June 30, 2020. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Analytical report as at June 30, 2020 | 9

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2020 (Unaudited)		31.12.2019
Commitments:				
- EBRD capital uncalled		712 630		712 630
- Undisbursed loans				
credit institutions	28 442 372		29 652 661	
customers	72 649 204		82 918 317	
		101 091 576		112 570 978
- Undisbursed venture capital operations		5 211 742		5 411 987
- Undisbursed investment funds		3 155 717		3 587 184
- Borrowings launched but not yet settled		448 367		223 950
- Securities receivable		300 042		122 000
- Undisbursed loans substitutes		0		175 348
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		20 666 186		20 546 097
Assets held on behalf of third parties:				
- Investment Facility - Cotonou	3 291 076		3 407 481	
- Guarantee Fund	2 810 278		2 829 065	
- NER300	1 995 151		2 004 715	
- InnovFin	1 416 179		1 310 055	
- CEF	747 536		707 189	
- Fund of Funds (JESSICA II)	730 631		652 115	
- JESSICA (Holding Funds)	560 624		585 587	
- EU-Africa Infrastructure Trust Fund	529 858		534 457	
- COSME LGF & EFG	455 545		415 718	
- ESIF	397 759		401 579	
- JEREMIE	320 976		320 546	
- SME initiative Romania	239 895		241 870	
- Special Section	195 842		203 512	
- SME initiative Italy	166 746		171 409	
- GF Greece	161 788		161 243	
- RSFF (incl. RSI)	154 411		607 413	
- ENPI	122 562		120 824	
- Partnership Platform for Funds	114 885		105 351	
- NPI Securitisation Initiative (ENSI)	106 783		72 872	
- DCFTA	103 649		102 840	
- SME initiative Bulgaria	94 933		96 678	
- REG	87 538		81 877	
- EaSI	77 402		65 408	
- InnovFin SME Guarantee	74 799		132 006	
- GIF 2007	73 140		76 246	
- AECID	71 328		66 951	
- SME initiative Finland	69 581		71 093	
- SMEG 2007	66 062		70 735	
- MAP Equity	51 477		133 582	
- WB EDIF	51 440		49 330	
- IPA II	49 434		31 682	
- InnovFin Equity	45 545		92 692	
- NIF Trust Fund	43 630		44 025	
- Private Finance for Energy Efficiency Instrument	43 388		43 528	
- SME initiative Malta	41 999		21 157	
- Cultural Creative Sectors Guarantee Facility	39 668		36 134	
- HIPC	35 333		35 348	

10 | Analytical report as at June 30, 2020

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2020 (Unaudited)		31.12.2019
Assets held on behalf of third parties (Continued):				
- FEMIP Trust Fund	31 305		37 713	
- GAGF	31 085		31 694	
- MAP guarantee	30 495		32 323	
- NIF Risk Capital Facility	29 609		23 923	
- EPTA Trust Fund	19 131		20 870	
- AGRI	17 457		17 506	
- EFSI-EIAH	15 755		20 029	
- Student Loan Guarantee Facility	13 486		14 141	
- NPI	11 177		14 763	
- Natural Capital Financing Facility	10 941		11 318	
- PGFF	4 235		5 227	
- BIF	4 223		3 293	
- GEEREF	3 638		3 918	
- EPPA	3 305		3 320	
- Bundesministerium für Wirtschaft und Technologie	3 213		3 896	
- RDI Advisory	2 794		0	
- TTA Turkey	2 463		1 425	
- JASPERS	1 829		0	
- Central Europe FoF	1 809		1 999	
- Alp GIP	1 752		2 913	
- SME initiative Spain	1 714		944	
- European Technology Facility	959		966	
- GEEREF Technical Support Facility	727		727	
- LFA-EIF Facility	438		369	
- MDD	327		356	
- G43 Trust Fund	284		31	
- TTP	266		246	
- GGF	12		12	
		15 883 300		**16 358 235**
Other items:				
- Nominal value of interest-rate swaps		**549 007 657**		**540 678 886**
- Nominal value of currency swap contracts payable		**226 057 679**		**218 941 502**
- Nominal value of currency swap contracts receivable		**225 958 758**		**219 739 726**
- Nominal value of short-term currency swap contracts receivable		**30 066 994**		**35 632 792**
- Nominal value of short-term currency swap contracts payable		**29 910 877**		**35 156 452**
- Currency forwards		**671 274**		**528 280**
- Currency swaps launched but not yet settled payable		**360 453**		**0**
- Currency swaps launched but not yet settled receivable		**359 797**		**0**
- Special deposits for servicing borrowings		**19 677**		**9 035**

Analytical report as at **June 30, 2020** | 11

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2020 (in EUR '000)

ASSETS	EU Accounting Directives	30.06.2020 (Unaudited)	Adjustment: Impact	Adjustment: Ref.	IFRS	30.06.2020 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		885 503	0			885 503
2. Treasury bills and other bills eligible for refinancing with central banks		38 966 412	102 106	A.1, B.1, C		39 068 518
3. Loans and advances to credit institutions						
a) repayable on demand	623 090		0		623 090	
b) other loans and advances	56 022 792		1 979	A.2, B.4	56 024 771	
c) loans	107 336 547		2 430 444	A.2, B.4	109 766 991	
d) impairment on loans and advances, net of reversals	- 116 660		- 425 914	C	- 542 574	
		163 865 769				165 872 278
4. Loans and advances to customers						
a) other loans and advances	446 664		- 88	A.2, B.4	446 576	
b) loans	320 825 440		25 366 960	A.2, B.4	346 192 400	
c) impairment on loans and advances, net of reversals	- 744 988		- 387 757	C	- 1 132 745	
		320 527 116				345 506 231
5. Debt securities including fixed-income securities						
a) issued by public bodies	6 942 521		59 047	A.1, B.1, C	7 001 568	
b) issued by other borrowers	9 292 598		46 828	A.1, B.1, C	9 339 426	
		16 235 119				16 340 994
6. Shares and other variable-yield securities		8 346 222	3 630 308	B.2, B.3		11 976 530
7. Participating interests		354 136	- 354 136	B.3		0
8. Derivative assets		0	58 331 905	B.5		58 331 905
9. Property, furniture and equipment		245 121	142 739	G		387 860
10. Intangible assets		30 396	0			30 396
11. Other assets		126 605	28 729	B.5, H		155 334
12. Subscribed capital and reserves, called but not paid		1 598 497	7 772	I		1 606 269
13. Prepayments		16 457 510	- 16 230 533	A.1, A.2, A.4, B.1, B.4, B.5		226 977
TOTAL ASSETS		**567 638 406**				**640 388 795**

LIABILITIES AND EQUITY		30.06.2020	Impact	Ref.		30.06.2020
1. Amounts owed to credit institutions						
a) repayable on demand	5 600 624		- 2 063	A.3	5 598 561	
b) with agreed maturity or periods of notice	970 646		- 841	A.3	969 805	
		6 571 270				6 568 366
2. Amounts owed to customers						
a) repayable on demand	1 729 367		0		1 729 367	
b) with agreed maturity or periods of notice	21 003		0		21 003	
		1 750 370				1 750 370
3. Debts evidenced by certificates						
a) debt securities in issue	448 544 510		49 123 108	A.4	497 667 618	
b) others	10 361 262		3 550 858	A.4	13 912 120	
		458 905 772				511 579 738
4. Derivative liabilities		0	38 454 532	B.5		38 454 532
5. Other liabilities		4 649 565	1 022 668	A.2, B.5, E, G, H		5 672 233
6. Deferred income		18 393 685	- 17 999 125	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		394 560
7. Provisions						
a) pension plans and health insurance scheme	3 610 299		4 805 382	D	8 415 681	
b) provision for guarantees issued and commitments	34 885		164 966	C	199 851	
		3 645 184				8 615 532
TOTAL LIABILITIES		**493 915 846**				**573 035 331**
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 328 415		0		24 328 415	
b) additional reserves	11 889 813		- 4 533 962	A-H	7 355 851	
c) fair value reserve	0		712 358	A.4, B.2, B.5	712 358	
d) special activities reserve	11 736 896		0		11 736 896	
e) general loan reserve	2 135 891		0		2 135 891	
		50 091 015				46 269 411
10. Profit/Loss for the financial period		527 791	- 1 634 453	A-I		- 1 106 662
11. Equity attributable to non-controlling interests		913 039	- 913 039	E		0
TOTAL EQUITY		**73 722 560**				**67 353 464**
TOTAL LIABILITIES AND EQUITY		**567 638 406**				**640 388 795**

12 | Analytical report as at June 30, 2020

 EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION   Consolidated income statement for the half year ended June 30, 2020 (in EUR ‘000)  EU Accounting Directives Adjustment IFRS  H1 2020 H1 2020   (Unaudited) Impact Ref. (Unaudited)  1. Interest and similar income 15 055 018 -67 328 A.1, A.2, 8.1, B.4, B.5, I 14 987 690 2 Interest expense and similar charges -13 507 280 2 535 AA, 115, D, F, G -13 504 745 3. Income from shares and other variable-yield securities 121 815 0 121 815 4. Fee and commission income 203 819 5 095 F 208 914 5. Fee and commission expense - 138 918 0 - 138 918 6. Result on financial operations - 163 963 -805 764 A.1, A.2, A.4, 8.1, B.2, B.3, 8.4, B.5, G, H -1 029 727 7. Other operating income 1 025 0 1 025 Change in impairment on loans and advances and provisions for guarantees, C, H  8. net of reversals  Change in impairment on transferable securities held as financial fixed assets,  9’ shares and other variable -yield securities, net of reversals   -5 705 -43 802 C, 8.3 -49 507 10. General administrative expenses  a) staff costs -497 093 -18 001 D - 515094  b) other administrative expenses -96 755 20 038 G -76717   - 593 848 - 591 811 11. Depreciation and amortisation: property, furniture and equipment and intangible assets a)property, furniture and equipment - 11 314 -20 213 G -31527 b)intangible assets -5 877 0 -5877   -17 191 -37 404 12. Profit/Loss for the financial period 538 271 -1 106 662 Attributable to:  Non-controlling interests 10 480 -10 480 E 0 Equity holders of the Bank 527 791 -1 106 662
 Analytical report as at June 30, 2020 | 13

 14 | Analytical report as at June 30, 2020  Valuation and income recognition differences between IFRS and EU Accounting Directives    A  Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting)  1  Debt securities portfolio    Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost. Accrued interest is recorded under balance sheet item "Prepayments and accrued income". Accrued retrocessions are recorded under balance sheet item "Accruals and deferred income".    Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged.Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.    Accrued interest and accrued retrocessions are reported on the balance sheet within the balance of the instrument to which it relates.    Changes in fair values and hedge fair values of hedged debt securities are recognised in the income statement under "Result on financial operations".  2  Loans and advances    Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the profit and loss account under "Interest receivable and similar income".    Under IFRS, the Group applies hedge accounting to eligible hedged loans. The carrying amount of these loans is adjusted for the fair value attributable to the risk being hedged. Economicallyhedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.    Changes in fair values and hedge fair values of loans are recognised in the income statement under "Result on financial operations".    Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.    Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income".    Under IFRS the up-front fees on loans:    are recognised immediately under "Result on financial operations" in the income statement for the loans that are designated to the fair value option;    are amortised over the maturity of the loan and recognised in balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to hedge accounting and/or amortised cost.Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the net modification gain or loss impact in theconsolidated income statement under "Result on financial operations".    Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate.  3  Amounts owed to credit institutions    Under EU Accounting Directives, "Amounts owed to credit institutions" is presented in the financial statements at their redemption amounts.    Interest on amounts owed to credit institutions is recorded in the profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income".    Under IFRS, "Amounts owed to credit institutions" is initially recorded at cost and is presented in the financial statements at amortised cost.    Interest on amounts owed to credit institutions is recorded in the income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method. Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.  4  Debts evidenced by certificates    Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts under "Prepayments and accrued income" or "Accruals and deferred income" are amortised on a straight-line basis and subsequently recognised in the profit and loss account under "Interest payable and similar charges".    Under IFRS, the Group applies hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates isadjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss.    Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the income statement under "Result on financial operations".    Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.    Issuance fees and redemption premiums or discounts are reported on the balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the income statement under "Result on financial operations".

 Analytical report as at June 30, 2020 | 15    For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes arerecorded in other comprehensive income "OCI" in the "Fair value reserve".    Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria.  B  Financial assets and liabilities mandatorily classified at fair value through profit or loss  1  Debt securities portfolio    Under EU Accounting Directives, debt securities portfolios with the exception of the Securities Liquidity Portfolio are recorded at purchase price and measured at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income".    Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss.    Changes in fair values of these debt securities are recognised in the income statement under "Result on financial operations".    Accrued interest is reported on the balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the income statement.  2  Shares and other variable-yield securities    Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date.Respective value adjustments are recorded under "Net result on financial operations".    Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve".  3  Participating interests    Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests".    Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations".  4  Loans and advances    Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the profit and loss account under "Interest receivable and similar income".    Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the income statement.    Changes in fair values of loans are recognised in the income statement under "Result on financial operations".  5  Derivative assets and liabilities  a  Treasury derivatives    Under EU Accounting Directives, derivative instruments in the trading portfolios are marked to market and recorded under "Other assets" or "Other liabilities".    Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income".    Under IFRS, all derivative assets and derivative liabilities are recognised on the balance sheet and measured at fair value through profit or loss.    Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives.    Changes in fair value of derivatives are recognised in the income statement under "Result on financial operations".  b  Derivatives and hedging activities    Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are reported off balance sheet at nominal amount.    Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income".    Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges".    Under IFRS, all derivative assets and derivative liabilities are recognised on the balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.    CVA, DVA and CollVA are included in the fair valuation of derivatives.    Changes in fair value of derivatives are recognised in the income statement under "Result on financial operations".

 16 | Analytical report as at June 30, 2020    The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations".    For derivatives used in hedge accounting, the gain or loss of the designated part of the hedging instrument is recognised in the income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under "Other comprehensive income" ("OCI") and is amortised linearly over the residual lifetime of the hedge in the income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI.    For derivatives used in hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations".    Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria.  C  Impairment of financial assets measured at amortised cost and loan commitments    Under EU Accounting Directives, value adjustments on loans and advances are only recorded where there is a risk of non-recovery of all or part of their amounts. These value adjustments are accounted for in the profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the balance sheet.Value adjustments for debt securities are recorded, if these are other than temporary. These value adjustments are accounted for in the profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the balance sheet.    Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired orotherwise on 12-months ECL.    Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provision for guarantees issued and commitments".    Changes in the ECL allowances are recorded in the income statement either under:    "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or;    "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities.  D  Pension funds    Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the expected average remaining service lives of the plan's participants on a straight-line basis in "General administrative expenses a) staff cost".    Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.    Cumulative actuarial surpluses and deficits are recognised in full in "Other comprehensive income" under "Additional reserves". Adjustments to staff cost are recognised under "General administrative expenses a) staff cost" and adjustments to interest cost under "Interest expense and similar charges".  E  Non-controlling interest adjustment    The Bank and the European Investment Fund (the "EIF") together are defined as the Group.    The Bank granted a put option to the minority shareholders on their entire holding of its subsidiary, the EIF.    Under EU Accounting Directives, the non-controlling interest is recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the off-balance sheet of the Group.    Under IFRS, the non-controlling interest is reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities"and attributed to owners of the parent. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charge". Any excess or deficit of non-controlling interest over the agreed price is reversed to "consolidated reserves".

 Analytical report as at June 30, 2020 | 17  F  Fee and commission income    The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed.    For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the balance sheet under "Deferred income" and released against "Fee and commission income".    Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity.This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years.  G  Leases    Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses".    In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities".    Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessingfor any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the income statement under "Interest expense and similar charges". The revaluation result is recorded in the income statement under "Result on financial operations".  H  Financial Guarantee Contracts    Under EU Accounting Directives, net liabilities from financial guarantees are presented in the balance sheet under "Provisions b) provisions in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised.    Any increase or decrease in the net liability is recognised in the profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities".    Under IFRS, net unrealised gains from financial guarantees are recorded in the balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12-months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provision for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the income statement under "Result on financial operations". Any increase or decrease in the "Provision for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals".  I  Subscribed capital and reserves, called but not paid    Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains the future payments from Poland and Romania following their capital increase at March 1, 2020.    Under IFRS, these future payments are discounted using a discounted cash flow method.    The discounting impact is reported under "Interest and similar income" and its amortisation will be under "Interest expense and similar charges".

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2020 (Unaudited)		31.12.2019
1. Cash in hand, balances with central banks and post office banks		**885 503**		**947 155**
2. Treasury bills and other bills eligible for refinancing with central banks		**38 966 412**		**34 436 433**
3. Loans and advances to credit institutions				
a) repayable on demand	623 090		544 317	
b) other loans and advances	56 022 792		53 854 679	
c) loans	107 336 547		109 830 697	
d) value adjustments	- 116 660		- 64 413	
		163 865 769		**164 165 280**
4. Loans and advances to customers				
a) other loans and advances	446 664		964 644	
b) loans	320 825 440		317 404 048	
c) value adjustments	- 744 988		- 415 346	
		320 527 116		**317 953 346**
5. Debt securities including fixed-income securities				
a) issued by public bodies	6 942 521		3 873 908	
b) issued by other borrowers	9 292 598		8 563 375	
		16 235 119		**12 437 283**
6. Shares and other variable-yield securities		**8 346 222**		**7 939 126**
7. Participating interests		**354 136**		**336 845**
8. Intangible assets		**30 396**		**25 655**
9. Tangible assets		**245 121**		**247 398**
10. Other assets		**126 605**		**56 726**
11. Subscribed capital and reserves, called but not paid		**1 598 497**		**0**
12. Prepayments and accrued income		**16 457 510**		**16 661 609**
TOTAL ASSETS		**567 638 406**		**555 206 856**

LIABILITIES		30.06.2020 (Unaudited)		31.12.2019
1. Amounts owed to credit institutions				
a) repayable on demand	5 600 624		6 287 270	
b) with agreed maturity or periods of notice	970 646		1 185 511	
		6 571 270		**7 472 781**
2. Amounts owed to customers				
a) repayable on demand	1 729 367		1 594 508	
b) with agreed maturity or periods of notice	21 003		15 554	
		1 750 370		**1 610 062**
3. Debts evidenced by certificates				
a) debt securities in issue	448 544 510		435 684 081	
b) others	10 361 262		13 637 452	
		458 905 772		**449 321 533**
4. Other liabilities		**4 649 565**		**1 031 324**
5. Accruals and deferred income		**18 393 685**		**17 244 752**
6. Provisions				
a) pension plans and health insurance scheme	3 610 299		3 409 064	
b) provisions in respect of guarantee operations	34 885		19 815	
		3 645 184		**3 428 879**
7. Subscribed capital				
a) subscribed	248 795 607		243 284 155	
b) uncalled	- 226 604 892		- 221 585 020	
		22 190 715		**21 699 135**
8. Reserves				
a) reserve fund	24 328 415		24 328 415	
b) additional reserves	11 889 813		12 792 307	
c) special activities reserve	11 736 896		10 777 675	
d) general loan reserve	2 135 891		2 170 177	
		50 091 015		**50 068 574**
9. Profit for the financial period/year		**527 791**		**2 418 836**
10. Equity attributable to minority interest		**913 039**		**910 980**
TOTAL LIABILITIES		**567 638 406**		**555 206 856**

18 | Analytical report as at **June 30, 2020**

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2020 (Unaudited)		H1 2019 (Unaudited)		2019
1. Interest receivable and similar income		15 055 018		14 541 139		24 519 884
2. Interest payable and similar charges		- 13 507 280		- 13 022 425		- 21 476 544
3. Income from securities		121 815		148 721		278 533
4. Commissions receivable		203 819		243 515		429 475
5. Commissions payable		- 138 918		- 103 293		- 252 282
6. Net result on financial operations		- 163 963		113 602		112 550
7. Other operating income		1 025		300		5 925
8. General administrative expenses						
a) staff costs	- 497 093		- 422 463		- 860 217	
b) other administrative expenses	- 96 755		- 105 664		- 286 971	
		- 593 848		- 528 127		- 1 147 188
9. Value adjustments in respect of intangible and tangible assets						
a) tangible assets	- 11 314		- 12 894		- 28 985	
b) intangible assets	- 5 877		- 4 854		- 15 597	
		- 17 191		- 17 748		- 44 582
10. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		- 5 705		- 333		- 1 778
11. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 416 501		- 24 265		33 781
12. Profit for the financial period/year		538 271		1 351 086		2 457 774
13. Profit attributable to minority interest		10 480		11 697		38 938
14. Profit attributable to the equity holders of the Bank		527 791		1 339 389		2 418 836

Analytical report as at June 30, 2020 | 19

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2020 UNDER EU  ACCOUNTING DIRECTIVES (in EUR ‘000)  H1 2020 H1 2019 2019  (Unaudited) (Unaudited)  A. Cash flows from operating activities:  Profit for the financial period/year 538 271 1 351 086 2 457 774 Adjustments for:  Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities 416 501 44 471 - 33 781 Change in value adjustments in respect of transferable securities held as financial fixed assets and participating interests 5 705 333 1 778 Value adjustments in respect of tangible and intangible assets, and write-off 17 191 17 748 45 312 Value (re-)adjustments in respect of shares and other variable-yield securities - 100 632 -69 779 - 65 546 Net interest income -1 547 738 -1 518 714 -3 043 340 Effect of exchange rate changes -2 269 264 1 517 587 - 1 615 gofit(loss) on operating activities  Disbursements of loans and advances to credit institutions and customers -25 599 345 -19 118 212 -43 583 030 Repayments of loans and advances to credit institutions and customers 22 661 642 19 494 118 46 502 444 Change in deposits with central banks -15 507 64 078 30 808 Change in treasury portfolios -3 144 599 5 877 460 5 252 007 Change in amounts owed to credit institutions and customers - 761 203 3 406 010 3 064 416 Change in provisions on pension plans and health insurance scheme 201 235 164 689 327 335 Change in provisions in respect of guarantee operations 15 070 -7 364 - 10 199 Change in short term treasury derivative valuations 34 272 8 776 9 902 Change in other assets and other liabilities 18 186 23 383 175 734 Change in prepayments and accrued income and in accruals and deferred income 2 584 345 1 005 021 776 163 Interest received 12 259 581 11 914 892 23 418 188 Interest paid -10 513 278 -10 494 212 -20 379 662 Wcash used fromflusifing activities -5 199 567 13 681 371  B. Cash flows from investing activities:  Securities in Long Term Hedge Portfolio purchased during the period/year 0 - 720 000 - 720 000 Securities from Long Term Hedge Portfolio matured during the period/year 61 000 65 000 139 600 Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios -2 154 823 -1 573 620 -3 889 925 Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios 2 525 979 1 822 838 3 830 869 Additions on shares and other variable-yield securities - 526 425 -1 208 640 -2 254 446 Reflows on shares and other variable-yield securities 219 961 465 728 650 836 Additions on participating interests -29 788 -35 662 - 95 565 Reflows on participating interests 7 317 3 823 29 195 Purchase of tangible and intangible assets -19 655 -12 512 - 37 999 Disposal of tangible and intangible assets 0 661 0 Net cash used from/(used in) investing activities  C. Cash flows from financing activities:  Issuance of debts evidenced by certificates 108 253 751 79 372 788 141 610 413 Redemption of debts evidenced by certificates -93 783 728 -90 600 448 -152 891 158 Purchase of EIF shares -13 267 0 0 Sale of EIF shares 1 760 0 2 201 Dividend paid to EIF minority shareholders 0 -4 331 -4 331 Net cash used from/(used in) financing activities . -11 231 991 Summary statement of cash flows:  MILand cashiMIEnts at beginning of financial year 0.1 58 342 332 Net cash used from/(used in):  Operating activities -5 199 567 13 681 371 14 944 688 Investing activities 83 566 -1 192 384 -2 347 435 Financing activities 14 458 516 -11 231 991 -11 282 875 Effect of exchange rate changes on cash held - 290 868 262 730 578 658 Cash and cash equivalents at end of financial perioc41 69 287 011 59 862 058 Cash and cash equivalents are composed of:  Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of  Luxembourg to cover minimum reserve requirement 759 006 31 836 165 Money market securities maturing within three months 16 617 382 10 476 459 10 817 964 Loans and advances to credit institutions and customers:  Repayable on demand 623 090 1 019 035 544 317 Other loans and advances 51 287 537 48 366 533 48 036 922  59 862 058 60 235 368
 20 | Analytical report as at June 30, 2020  CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2020 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2020 is not necessarily indicative of the results that may be expected for the year ending December 31, 2020.

The audited consolidated financial statements as at and for the year ended December 31, 2019 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2020 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the year ended December 31, 2019.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2020	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	107 336 547	320 825 440	428 161 987
- Undisbursed portion	28 442 372	72 649 204	101 091 576
Aggregate loans granted	135 778 919	393 474 644	529 253 563

Analysis of aggregate loans granted (before provisions) as at December 31, 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	109 830 697	317 404 048	427 234 745
- Undisbursed portion	29 652 661	82 918 317	112 570 978
Aggregate loans granted	139 483 358	400 322 365	539 805 723

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

Analytical report as at June 30, 2020 | 21

 22 | Analytical report as at June 30, 2020  While it is difficult at this stage to quantify the ultimate impact of the economic effects of the COVID-19 pandemic on the Group, the Bank recognised certain value adjustments on its loan portfolio considering notably a vulnerability assessment of its counterparts (based on a geographical and sector analysis). Value adjustments (collective and specific) for potential losses in respect of the Bank’s loan portfolio have been accounted for as of June 30, 2020, as follows:  Value adjustments on loans and advances (in EUR million)        Balance sheet caption  Type of value adjustment  30.06.2020  31.12.2019  Loans and advances to credit institutionsd) value adjustments  Collective  33  0    Specific  84  65  Loans and advances to customersc) value adjustments  Collective  272  0    Specific  473  415  Total value adjustments    862  480

NOTE C **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2020 (UNAUDITED)	AVERAGE RATE (*) 30.06.2020 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2019	AVERAGE RATE (*) 31.12.2019
EUR	251 955 980	1.52	2020/2057	242 241 423	1.73
USD	119 765 930	1.86	2020/2058	111 884 458	2.20
GBP	40 184 622	2.51	2020/2054	45 613 342	2.61
AUD	9 744 506	3.78	2020/2042	9 947 726	3.77
SEK	7 237 870	1.90	2020/2040	5 873 569	2.28
CHF	5 229 368	2.08	2020/2036	5 430 993	2.09
PLN	5 219 928	2.46	2021/2029	4 994 362	2.48
NOK	4 931 727	1.75	2020/2037	5 739 674	1.98
CAD	4 313 443	2.20	2020/2045	5 313 621	2.02
JPY	2 621 807	1.14	2020/2053	3 282 503	1.12
ZAR	2 272 034	8.17	2020/2032	2 774 494	8.16
TRY	1 862 548	10.01	2020/2027	2 266 647	8.76
MXN	1 336 975	6.14	2020/2027	1 887 353	5.66
DKK	781 493	0.71	2024/2031	525 216	0.82
CZK	330 153	2.02	2021/2034	347 462	2.45
NZD	324 939	2.40	2020/2023	388 435	2.49
CNY	290 335	2.50	2022/2023	230 164	2.80
HUF	252 959	1.02	2020/2021	272 895	0.22
RUB	156 976	6.21	2020/2022	164 388	6.16
HKD	92 179	2.19	2021/2021	105 175	2.14
RON	0	-	-	37 633	2.87
TOTAL	**458 905 772**			**449 321 533**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2020 and EUR 500m in 2019). All such borrowings are hedged in full through structured swap operations.

NOTE D **Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price**

As at June 30, 2020, the Bank holds 59.11% of the EIF's subscribed capital (58.53% as at December 31, 2019).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 442,238.01 per share as at June 30, 2020. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Analytical report as at **June 30, 2020** | 23

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2020 (Unaudited)		31.12.2019
Commitments:				
- Undisbursed loans				
- credit institutions	28 442 372		29 652 661	
- customers	72 649 204		82 918 317	
		101 091 576		112 570 978
- Undisbursed shares and other variable-yield securities				
- Undisbursed venture capital operations	4 569 582		4 754 819	
- Undisbursed investment funds	3 155 717		3 587 184	
- EBRD capital uncalled	712 630		712 630	
		8 437 929		9 054 633
- Undisbursed participating interests				
- Undisbursed venture capital operations	642 160		657 168	
		642 160		657 168
- Borrowings launched but not yet settled		448 367		223 950
- Securities receivable		300 042		122 000
- Undisbursed loans substitutes		0		175 348
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		20 666 186		20 546 097
Assets held on behalf of third parties:				
- Investment Facility - Cotonou	3 291 076		3 407 481	
- Guarantee Fund	2 810 278		2 829 065	
- NER300	1 995 151		2 004 715	
- InnovFin	1 416 179		1 310 055	
- CEF	747 536		707 189	
- Fund of Funds (JESSICA II)	730 631		652 115	
- JESSICA (Holding Funds)	560 624		585 587	
- EU-Africa Infrastructure Trust Fund	529 858		534 457	
- COSME LGF & EFG	455 545		415 718	
- ESIF	397 759		401 579	
- JEREMIE	320 976		320 546	
- SME initiative Romania	239 895		241 870	
- Special Section	195 842		203 512	
- SME initiative Italy	166 746		171 409	
- GF Greece	161 788		161 243	
- RSFF (incl. RSI)	154 411		607 413	
- ENPI	122 562		120 824	
- Partnership Platform for Funds	114 885		105 351	
- NPI Securitisation Initiative (ENSI)	106 783		72 872	
- DCFTA	103 649		102 840	
- SME initiative Bulgaria	94 933		96 678	
- REG	87 538		81 877	
- EaSI	77 402		65 408	
- InnovFin SME Guarantee	74 799		132 006	
- GIF 2007	73 140		76 246	
- AECID	71 328		66 951	
- SME initiative Finland	69 581		71 093	
- SMEG 2007	66 062		70 735	
- MAP Equity	51 477		133 582	
- WB EDIF	51 440		49 330	
- IPA II	49 434		31 682	
- InnovFin Equity	45 545		92 692	
- NIF Trust Fund	43 630		44 025	
- Private Finance for Energy Efficiency Instrument	43 388		43 528	
- SME initiative Malta	41 999		21 157	
- Cultural Creative Sectors Guarantee Facility	39 668		36 134	
- HIPC	35 333		35 348	

24 | Analytical report as at June 30, 2020

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2020 (Unaudited)		31.12.2019
Assets held on behalf of third parties (Continued):				
- FEMIP Trust Fund	31 305		37 713	
- GAGF	31 085		31 694	
- MAP guarantee	30 495		32 323	
- NIF Risk Capital Facility	29 609		23 923	
- EPTA Trust Fund	19 131		20 870	
- AGRI	17 457		17 506	
- EFSI-EIAH	15 755		20 029	
- Student Loan Guarantee Facility	13 486		14 141	
- NPI	11 177		14 763	
- Natural Capital Financing Facility	10 941		11 318	
- PGFF	4 235		5 227	
- BIF	4 223		3 293	
- GEEREF	3 638		3 918	
- EPPA	3 305		3 320	
- Bundesministerium für Wirtschaft und Technologie	3 213		3 896	
- RDI Advisory	2 794		0	
- TTA Turkey	2 463		1 425	
- JASPERS	1 829		0	
- Central Europe FoF	1 809		1 999	
- Alp GIP	1 752		2 913	
- SME initiative Spain	1 714		944	
- European Technology Facility	959		966	
- GEEREF Technical Support Facility	727		727	
- LFA-EIF Facility	438		369	
- MDD	327		356	
- G43 Trust Fund	284		31	
- TTP	266		246	
- GGF	12		12	
		15 883 300		**16 358 235**
Other items:				
- Nominal value of interest-rate swaps		**549 007 657**		**540 678 886**
- Nominal value of currency swap contracts payable		**226 057 679**		**218 941 502**
- Nominal value of currency swap contracts receivable		**225 958 758**		**219 739 726**
- Nominal value of short-term currency swap contracts receivable		**30 066 994**		**35 632 792**
- Nominal value of short-term currency swap contracts payable		**29 910 877**		**35 156 452**
- Put option granted to EIF minority shareholders		**813 718**		**821 272**
- Currency forwards		**671 274**		**528 280**
- Currency swaps launched but not yet settled payable		**360 453**		**0**
- Currency swaps launched but not yet settled receivable		**359 797**		**0**
- Special deposits for servicing borrowings		**19 677**		**9 035**

Analytical report as at **June 30, 2020** | 25

 EIB BALANCE SHEET AS AT JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)  ASSETS 30/6/2020 31/12/2019 LIABILITIES 30/6/2020 31/12/2019   (Unaudited) (Unaudited)  , Cash in hand, balances with central banks and post office 1. Amounts owed to credit institutions   banks 885 503 947 155 a)repayable on demand 5600624 “6 287 270”  b)with agreed maturity or periods of notice 970646 “1 185 511”  2. Treasury bills and other bills eligible for refinancing 6 571 270 7 472 701 with central banks 38 004 153 33 367 671 2. Amounts owed to customers   a) repayable on demand 1730957 “1 595 557”  3. Loans and advances to credit institutions b) with agreed maturity or periods of notice 21003 15554   a) repayable on demand 397270 361613 1 751 960 1 611 111  b) other loans and advances 55 941516 53 795817 3. Debts evidenced by certificates   c) loans 107 330900 109 824530 a) debt securities in issue 448544510 435684 081   d) value adjustments - 116660 - 64413 b) others 10361262 13637 452   163 553 026 163 917 547 458 905 772 449 321 533 4. Loans and advances to customers   a) other loans and advances 446664 964644 4. Other liabilities 4 763 292 1 143 167  b) loans 320 825440 317 404048   c) value adjustments - 744988 - 415346 5. Accruals and deferred income 18 235 422 17 124 002  320 527 116 317 953 346  5. Debt securities including fixed-income securities 6. Provisions   a) issued by public bodies 6 942521 3 873908 a) pension plans and health insurance scheme 3366463 “3 192 066”  b) issued by other borrowers 8 815452 8 150263 b) provisions in respect of guarantee operations 22025 8118   15 757 973 12 024 171 3 388 488 3 200 184 6. Shares and other variable-yield securities 7 739 417 7 399 276 7. Subscribed capital   a) subscribed 248795607 243284 155  7. Participating interests 326 383 312 191 b) uncalled -226604892 -221585 020   22 190 715 21 699 135 8. Shares in affiliated undertakings 817 083 805 044 8. Reserves   a) reserve fund 24328415 24328 415  9. Intangible assets 30 354 25 655 b) additional reserves 11398958 12349 294   c) special activities reserve 11736896 10777 675  10. Tangible assets 244 810 247 064 d) general loan reserve 2135891 2170 177   49 600 160 49 625 561 11. other assets 127 347 65 000   9. Profit for the financial period/year 511 885 2 363 586 12. Subscribed capital and reserves, called but not paid 1 598 497 0  13. Prepayments and accrued income 16 307 302 16 496 940   Total ASSETS 565 918 964 553 561 060 Total LIABILITIES 565 918 964 553 561 060
 26 | Analytical report as at June 30, 2020  EIB BALANCE SHEET AS AT JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

EIB OFF BALANCE SHEET AS AT JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2020 (Unaudited)		31.12.2019
Commitments:				
- EIF capital uncalled		2 128 000		2 107 200
- Undisbursed loans				
- credit institutions	28 419 372		29 629 661	
- customers	72 649 204		82 918 317	
		101 068 576		112 547 978
- Undisbursed shares and other variable-yield securities				
- Undisbursed venture capital operations	3 905 134		4 162 444	
- Undisbursed investment funds	3 155 717		3 587 184	
- EBRD capital uncalled	712 630		712 630	
		7 773 481		8 462 258
- Undisbursed participating interests				
- Undisbursed venture capital operations	578 990		605 346	
		578 990		605 346
- Borrowings launched but not yet settled		448 367		223 950
- Securities receivable		300 042		122 000
- Undisbursed loans substitutes		0		175 348
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		9 784 935		9 998 967
Assets held on behalf of third parties :				
- Investment Facility - Cotonou	3 291 076		3 407 481	
- Guarantee Fund	2 810 278		2 829 065	
- NER300	1 995 151		2 004 715	
- InnovFin	1 416 179		1 310 055	
- EIF	1 203 063		1 238 605	
- CEF	747 536		707 189	
- Fund of Funds (JESSICA II)	730 631		652 115	
- JESSICA (Holding Funds)	560 624		585 587	
- EU-Africa Infrastructure Trust Fund	529 858		534 457	
- Special Section	195 842		203 512	
- GF Greece	161 788		161 243	
- RSFF (incl. RSI)	154 411		607 413	
- ENPI	122 562		120 824	
- Partnership Platform for Funds	114 885		105 351	
- AECID	71 328		66 951	
- DCFTA	53 937		53 007	
- IPA II	49 434		31 682	
- NIF Trust Fund	43 630		44 025	
- Private Finance for Energy Efficiency Instrument	43 388		43 528	
- HIPC	35 333		35 348	
- FEMIP Trust Fund	31 305		37 713	
- NIF Risk Capital Facility	29 609		23 923	
- EPTA Trust Fund	19 131		20 870	
- EFSI-EIAH	15 755		20 029	
- Natural Capital Financing Facility	10 941		11 318	
- RDI Advisory	2 794		0	
- JASPERS	1 829		0	
		14 442 298		14 856 006

Analytical report as at **June 30, 2020** | 27

 28 | Analytical report as at June 30, 2020  EIB OFF BALANCE SHEET AS AT JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)(continued)

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2020 (Unaudited)		H1 2019 (Unaudited)		2019
1.	**Interest receivable and similar income**		15 046 906		14 531 701		24 500 030
2.	**Interest payable and similar charges**		- 13 503 378		- 13 017 211		- 21 468 309
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	115 557		136 385		256 415	
	b) income from shares in affiliated undertakings	0		6 140		6 140	
			115 557		142 525		262 555
4.	**Commissions receivable**		128 816		129 227		284 624
5.	**Commissions payable**		- 165 120		- 138 032		- 317 840
6.	**Net result on financial operations**		- 136 107		114 305		117 699
7.	**Other operating income**		4 449		5 132		18 355
8.	**General administrative expenses**						
	a) staff costs	- 437 208		- 375 255		- 763 656	
	b) other administrative expenses	- 86 996		- 96 777		- 256 518	
			- 524 204		- 472 032		- 1 020 174
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 11 291		- 12 871		- 28 940	
	b) intangible assets	- 5 873		- 4 854		- 15 597	
			- 17 164		- 17 725		- 44 537
10.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		- 5 243		- 236		- 1 671
11.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		- 432 627		26 383		32 854
12.	**Profit for the financial period/year**		511 885		1 304 037		2 363 586

Analytical report as at June 30, 2020 | 29

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2020 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2020 (Unaudited)	H1 2019 (Unaudited)	2019
A. Cash flows from operating activities:			
Profit for the financial period/year	**511 885**	**1 304 037**	**2 363 586**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	432 627	- 6 177	- 32 854
Value adjustments in respect of tangible and intangible assets, and write-off	17 164	17 725	45 267
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	- 102 480	- 77 321	- 56 846
Net interest income	- 1 543 528	- 1 514 490	- 3 031 721
Effect of exchange rate changes	- 2 440 364	1 473 694	- 1 862
Profit/(loss) on operating activities	**- 3 124 696**	**1 197 468**	**- 714 430**
Disbursements of loans and advances to credit institutions and customers	- 25 599 345	- 19 111 926	- 43 587 772
Repayments of loans and advances to credit institutions and customers	22 661 121	19 494 118	46 502 444
Change in deposits with central banks	- 15 507	64 078	30 808
Change in treasury portfolios	- 3 178 000	5 884 302	5 270 385
Change in amounts owed to credit institutions and customers	- 760 662	3 406 668	3 065 547
Change in provisions on pension plans and health insurance scheme	174 397	145 769	288 456
Change in provisions in respect of guarantee operations	13 907	- 7 323	- 9 025
Change in short term treasury derivative valuations	34 272	8 776	9 902
Change in other assets and other liabilities	27 602	41 997	169 347
Change in prepayments and accrued income and in accruals and deferred income	2 584 345	1 005 021	776 163
Interest received	12 267 986	11 954 600	23 433 552
Interest paid	- 10 513 754	- 10 493 989	- 20 379 119
Net cash used from/(used in) operating activities	**- 5 428 334**	**13 589 559**	**14 856 258**
B. Cash flows from investing activities:			
Purchase of EIF shares	- 13 267	0	0
Sale of EIF shares	1 760	0	2 201
Securities in Long Term Hedge Portfolio purchased during the period/year	0	- 720 000	- 720 000
Securities from Long Term Hedge Portfolio matured during the period/year	61 000	65 000	139 600
Purchase of loan substitutes included in the debt securities portfolios	- 2 039 929	- 1 498 620	- 3 775 031
Redemption of loan substitutes included in the debt securities portfolios	2 462 562	1 796 388	3 767 452
Additions on shares and other variable-yield securities	- 424 027	- 1 111 980	- 2 034 051
Reflows on shares and other variable-yield securities	191 610	443 241	566 173
Additions on participating interests	- 26 007	- 32 967	- 90 319
Reflows on participating interests	7 096	3 384	26 517
Purchase of tangible and intangible assets	- 19 609	- 11 851	- 37 999
Net cash used from/(used in) investing activities	**201 189**	**- 1 067 405**	**- 2 155 457**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	108 253 751	79 372 788	141 610 413
Redemption of debts evidenced by certificates	- 93 783 728	- 90 600 448	- 152 891 158
Net cash used from/(used in) financing activities	**14 470 023**	**- 11 227 660**	**- 11 280 745**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial year	**59 921 860**	**57 923 146**	**57 923 146**
Net cash used from/(used in):			
Operating activities	- 5 428 334	13 589 559	14 856 258
Investing activities	201 189	- 1 067 405	- 2 155 457
Financing activities	14 470 023	- 11 227 660	- 11 280 745
Effect of exchange rate changes on cash held	- 290 868	262 730	578 658
Cash and cash equivalents at end of financial period/year	**68 873 870**	**59 480 370**	**59 921 860**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	759 006	31	836 165
Money market securities maturing within three months	16 511 333	10 363 459	10 746 022
Loans and advances to credit institutions and customers:			
Repayable on demand	397 270	829 441	361 613
Other loans and advances	51 206 261	48 287 439	47 978 060
	68 873 870	**59 480 370**	**59 921 860**

30 | Analytical report as at June 30, 2020

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2020 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2020 is not necessarily indicative of the results that may be expected for the year ending December 31, 2020.

The audited financial statements as at and for the year ended December 31, 2019 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2020 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the year ended December 31, 2019.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2020	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	107 330 900	320 825 440	428 156 340
- Undisbursed portion	28 419 372	72 649 204	101 068 576
Aggregate loans granted	135 750 272	393 474 644	529 224 916

Analysis of aggregate loans granted (before provisions) as at December 31, 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	109 824 530	317 404 048	427 228 578
- Undisbursed portion	29 629 661	82 918 317	112 547 978
Aggregate loans granted	139 454 191	400 322 365	539 776 556

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the Bank's loan portfolio currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

Analytical report as at June 30, 2020 | 31

While it is difficult at this stage to quantify the ultimate impact of the economic effects of the COVID-19 pandemic on the Bank, the Bank recognised certain value adjustments on its loan portfolio considering notably a vulnerability assessment of its counterparts (based on a geographical and sector analysis). Value adjustments (collective and specific) for potential losses in respect of the Bank's loan portfolio have been accounted for as of June 30, 2020, as follows:

Value adjustments on loans and advances (in EUR million)			
Balance sheet caption	**Type of value adjustment**	**30.06.2020**	**31.12.2019**
Loans and advances to credit institutions d) value adjustments	Collective	33	0
	Specific	84	65
Loans and advances to customers c) value adjustments	Collective	272	0
	Specific	473	415
Total value adjustments		**862**	**480**

NOTE C Shares in affiliated undertakings

The European Investment Fund

The capital paid in by the Bank in respect of its subscription (EUR'000 2,660,000) to the capital of the European Investment Fund (the "EIF"), with its registered office in Luxembourg, amounts to EUR'000 817,083 as at June 30, 2020 (2019: EUR'000 805,044).

As at June 30, 2020, the Bank holds 59.11% of the EIF's subscribed capital (58.53% as at December 31, 2019).

Commitment to purchase the remaining EIF shares at a fixed price

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 442,238.01 per share as at June 30, 2020. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

32 | Analytical report as at **June 30, 2020**

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2020 (UNAUDITED)	AVERAGE RATE (*) 30.06.2020 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2019	AVERAGE RATE (*) 31.12.2019
EUR	251 955 980	1.52	2020/2057	242 241 423	1.73
USD	119 765 930	1.86	2020/2058	111 884 458	2.20
GBP	40 184 622	2.51	2020/2054	45 613 342	2.61
AUD	9 744 506	3.78	2020/2042	9 947 726	3.77
SEK	7 237 870	1.90	2020/2040	5 873 569	2.28
CHF	5 229 368	2.08	2020/2036	5 430 993	2.09
PLN	5 219 928	2.46	2021/2029	4 994 362	2.48
NOK	4 931 727	1.75	2020/2037	5 739 674	1.98
CAD	4 313 443	2.20	2020/2045	5 313 621	2.02
JPY	2 621 807	1.14	2020/2053	3 282 503	1.12
ZAR	2 272 034	8.17	2020/2032	2 774 494	8.16
TRY	1 862 548	10.01	2020/2027	2 266 647	8.76
MXN	1 336 975	6.14	2020/2027	1 887 353	5.66
DKK	781 493	0.71	2024/2031	525 216	0.82
CZK	330 153	2.02	2021/2034	347 462	2.45
NZD	324 939	2.40	2020/2023	388 435	2.49
CNY	290 335	2.50	2022/2023	230 164	2.80
HUF	252 959	1.02	2020/2021	272 895	0.22
RUB	156 976	6.21	2020/2022	164 388	6.16
HKD	92 179	2.19	2021/2021	105 175	2.14
RON	0	-	-	37 633	2.87
TOTAL	**458 905 772**			**449 321 533**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2020 and EUR 500m in 2019). All such borrowings are hedged in full through structured swap operations.

Analytical report as at **June 30, 2020** | 33